                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") issuable or issued pursuant to the Company's Non-Employee Stock Option and Deferred Compensation Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent for any of them, or their or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 1995.


                                             /s/ Stewart Bainum, Jr.
                                             ----------------------------------
                                             Stewart Bainum, Jr.
                                             Chief Executive Officer and
                                             Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc.(the "Company") issuable or issued pursuant to the Company's Non-Employee Stock Option and Deferred Compensation Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent for any of them, or their or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 1995.


                                             /s/ Stewart Bainum
                                             ----------------------------------
                                             Stewart Bainum
                                             Director

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") issuable or issued pursuant to the Company's Non-Employee Stock Option and Deferred Compensation Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent for any of them, or their or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 1995.


                                       /s/ Jack R. Anderson
                                       ----------------------------------------
                                       Jack R. Anderson
                                       Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") issuable or issued pursuant to the Company's Non-Employee Stock Option and Deferred Compensation Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent for any of them, or their or her substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 27th day of April, 1995.


                                       /s/ Regina E. Herzlinger
                                       ----------------------------------------
                                       Regina E. Herzlinger
                                       Director

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") issuable or issued pursuant to the Company's Non-Employee Stock Option and Deferred Compensation Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent for any of them, or their or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 1995.


                                       /s/ William H. Longfield
                                       ----------------------------------------
                                       William H. Longfield
                                       Director

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") issuable or issued pursuant to the Company's Non-Employee Stock Option and Deferred Compensation Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent for any of them, or their or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 1995.


                                       /s/ Frederick V. Malek
                                       ----------------------------------------
                                       Frederick V. Malek
                                       Director

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.10 par value, of Manor Care, Inc. (the "Company") issuable or issued pursuant to the Company's Non-Employee Stock Option and Deferred Compensation Stock Purchase Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent for any of them, or their or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 1995.


                                       /s/ Jerry E. Robertson
                                       ----------------------------------------
                                       Jerry E. Robertson
                                       Director